                                                                    Exhibit 23.4


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




We consent to the incorporation by reference in Amendment No. 1 to the Registration Statement Form S-4 (No. 333-70709) of the Allied Waste Industries, Inc. of our report dated February 24, 1998 with respect the consolidated financial statements of American Disposal Services, Inc. included in the Current Report on Form 8-K/A-1 dated August 27, 1998.



                                                        /s/  Ernst & Young LLP







Chicago, Illinois
January 26, 1999